Putnam
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Fund ownership (in dollar ranges) is also being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Investment Grade Municipal Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended November 30, 2004, common shares of Putnam Investment Grade Municipal Trust had a total return of 7.42% at net asset value (NAV) and -3.46% at market price.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.07%.

 * The average return for the fund's Lipper category, General Municipal Debt Funds (leveraged closed-end), was 5.69%.

 * In June 2004, the fund's monthly dividend was reduced to $0.0566 per share. Details can be found on page 5.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

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TOTAL RETURN FOR
PERIODS ENDED 11/30/04
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                                        Market
(inception 10/26/89)          NAV       price
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1 year                       7.42%      -3.46%
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5 years                     44.37       16.73
Annual average               7.62        3.14
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10 years                    99.02       69.47
Annual average               7.12        5.42
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Annual average
(life of fund)               7.55        6.22
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Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Performance commentary

Although your fund is primarily an investment-grade fund, during the 2004 fiscal year it benefited from its modest exposure to higher-yielding bonds, which outperformed lower-yielding, higher-rated issues during the fiscal year. Based on results at NAV, the fund outperformed its benchmark, which consists solely of investment-grade bonds. Fund results at NAV were also ahead of the average for the fund's Lipper peer group, partly due to the fund's lower exposure to airline-related industrial development bonds
(IDBs), which in most cases performed poorly. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.


FUND PROFILE

Putnam Investment Grade Municipal Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for inves tors seeking tax-exempt income who can accept a higher level of risk in exchange for the potentially higher level of income offered by a leveraged fund.


Market overview

The bond market experienced volatility during the fund's fiscal year as yields reflected conflicting signals on the direction of the economy. During the first few months of the fiscal year, yields fell and bond prices, which move in the opposite direction of yields, rose. This trend reversed in mid-March, as bond investors began to anticipate a change in monetary policy. Signs of strengthening economic growth and rising corporate profitability had increased the likelihood that the Federal Reserve Board (the Fed) would raise short-term interest rates. Treasury bonds sold off sharply, pushing yields upward. Interestingly, after the Fed announced what had been a widely anticipated 25-basis-point (one quarter of a percentage point) increase at its June 30 meeting, the bond market reversed course again, and yields trended downward, despite three subsequent rate increases of 25 basis points each during the fiscal year. Over the one-year period, long-term bond yields have fallen while short-term rates have risen. This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads generally tightened, and bond prices rose. These higher-yielding securities provided attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the State of California were generally strong performers, as the economy improved and rating agencies upgraded the state's credit rating. Yields on tobacco settlement bonds varied with the results of ongoing legal battles, but declined overall for the year, and these bonds' prices rose accordingly. Airline-related IDBs performed poorly, in general, as the industry continued to face financial difficulties exacerbated by record high oil prices.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/04
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Bonds
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Lehman Municipal Bond Index (tax-exempt bonds)                          4.07%
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Lehman Aggregate Bond Index (broad bond market)                         4.44%
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Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.47%
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JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.61%
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Equities
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S&P 500 Index (broad stock market)                                     12.86%
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Russell 1000 Index (large-company stocks)                              12.66%
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Russell 2000 Index (stocks of small and midsize companies)             17.26%
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These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/04.
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Strategy overview

Because we believe that interest rates will rise, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. Because we believe the yield curve will continue to flatten, we have concentrated our bond sales in shorter and intermediate maturities, which we believe will underperform. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. The fund maintained an overweight position in tobacco settlement bonds relative to its benchmark. We closely monitored developments in this sector. The fund had less exposure to airline-related IDBs during the period than did its peers, a positive amid continued difficulty in this sector. We trimmed the fund's exposure to this sector during the period, because we believe the airline industry still faces significant challenges over the near term.

Prior to the beginning of the fund's fiscal year, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring, we began to moderate this position, selling non-callable bonds and purchasing longer callable issues. We believe these callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                      11/30/03   5/31/03    11/30/04
Average effective
maturity in years        8.9       8.6        7.0

Duration in years        9.6       9.4        8.1

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

As noted earlier, the fund's modest stake in lower-rated bonds helped performance substantially. The more credit-sensitive sectors of the municipal bond market performed very well due to increased demand from investors who were hungry for yield in a low-interest-rate environment. Several of the fund's holdings in the health-care sector proved especially rewarding. Bonds issued by Johnson City Health and Education Facilities Board for Mountain States Health enjoyed an added boost when the rating services agency Fitch upgraded its outlook for this holding. Given the rally in this sector and the added appreciation that contributed to its disproportionate representation within the portfolio, we trimmed the fund's investment in Escambia County Health Facilities Authority revenue bonds for Baptist Hospital and Baptist Manor and sold its position in Tyler Health Facility Development Corp. revenue bonds for Mother Frances Hospital.

Tobacco settlement bonds also enjoyed strong performance during the fiscal year, and the fund's greater-than-benchmark weighting magnified this effect. These bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. This income could be jeopardized as a result of multibillion-dollar judgments against the tobacco companies, and prices in this sector have shifted as concerns about litigation overshadowed optimism. Our analyst believes that, despite several highly visible lawsuits against the tobacco industry, litigation risk is receding from where it was in 1999. The fund holds tobacco settlement bonds issued by several states, including South Carolina, New Jersey, Washington, and Wisconsin.

One sector of the lower-rated municipal bond market in which the fund invests did not perform particularly well. Airline-related industrial development bonds (IDBs) lagged during the fiscal year, due to, among other factors, rising fuel costs and bankruptcy fears. We sold Kenton County, Kentucky IDBs for Delta Airlines early in the period in advance of some of the weakness that characterized the sector for much of the fiscal year. Late in the fiscal year, however, bonds in the sector began to improve somewhat, due in part to falling oil prices. The fund retains bonds backed by British Airways, Continental Airlines, and American Airlines -- three carriers that we believe will survive the industry's consolidation. We plan to continue to underweight the sector -- a decision that proved wise during the past year -- until market conditions markedly improve.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (50.7%)

Aa (2.6%)

A (15.1%)

Baa (20.9%)

Ba (4.0%)

B (1.6%)

Caa (0.8%)

D (0.3%)

Other (VMIG1) (4.0%)

Footnote reads:
As a percentage of market value as of 11/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The prerefunding of a municipal bond often translates into a performance boost for the fund. Prerefunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds. A recent example involved the fund's holdings in Oklahoma Development Financing Authority revenue bonds issued for Hillcrest Healthcare, which had a relatively low bond rating and a history of operating difficulties. The entire Hillcrest system was purchased recently by Ardent Health Services, a for-profit hospital manager expanding its operations in acute-care facilities. The bonds rose in value when Ardent announced plans to prerefund the outstanding bonds.

With the Fed's tighter monetary policy and the return of higher interest rates, we've been taking steps to reduce the fund's exposure to non-callable bonds and increase its investments in callable bonds. Non-callable bonds performed very well for the fund as rates fell to 40-year lows, because demand was high for these bonds and prices rose. But now that interest rates have reversed course, non-callable bonds are beginning to give up some of their premium. We think it is a good time to begin paring back the portfolio's investments in non-callable bonds, while investors still find these bonds attractive. An example of the type of bond we sold is non-callable Massachusetts Water Resources Authority revenue bonds, and an example of the type of bond we purchased is Chicago, Illinois general obligation series A bonds, which have a call date in 2014. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

DIVIDEND REDUCED IN JUNE

As holdings in the portfolio have matured, newer issues have offered lower yields. Based on market conditions, the fund has not made any large allocation moves to compensate for the yield decrease. Therefore, the fund's monthly dividend was reduced in June from $0.0626 to $0.0566 per share to accommodate the shortfall in income.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. The Fed has raised the federal funds rate four times in 25-basis-point increments since June 2004, bringing it to two percent at the end of the period. We believe the Fed will continue to raise short-term rates incrementally through mid-2005, actions that are likely to cause rising yields among bonds with shorter maturities. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a potentially more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.
Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


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FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
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                                    $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000   and over
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David Hamlin        2004      *
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Portfolio Leader    2003      *
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Paul Drury          2004      *
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Portfolio Member    2003      *
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Susan McCormack     2004      *
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Portfolio Member    2003      *
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James St. John      2004      *
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Portfolio Member    2003      *
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Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


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PUTNAM EXECUTIVE BOARD
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                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
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Philippe Bibi                         2004      *
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Chief Technology Officer              2003      *
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John Boneparth                        2004      *
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Head of Global Institutional Mgmt     2003      *
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Kevin Cronin                          2004      *
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Deputy Head of Investments            N/A
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Charles Haldeman, Jr.                 2004                *
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President and CEO                     2003      *
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Amrit Kanwal                          2004      *
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Chief Financial Officer               N/A
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Steven Krichmar                       2004      *
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Chief of Operations                   N/A
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Francis McNamara, III                 2004      *
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General Counsel                       N/A
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Richard Monaghan                      2004      *
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Head of Retail Management             2003      *
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Stephen Oristaglio                    2004      *
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Head of Investments                   2003      *
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Richard Robie, III                    2004      *
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Chief Administrative Officer          N/A
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N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

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TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 11/30/04
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                                                              Lipper General
                                                              Municipal
                                                  Lehman      Debt Funds
                                                  Municipal   (leveraged
                                                  Bond        closed-end)
                     NAV          Market price    Index       category average*
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1 year                7.42%       -3.46%          4.07%        5.69%
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5 years              44.37        16.73          38.84        49.24
Annual average        7.62         3.14           6.78         8.32
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10 years             99.02        69.47          99.68       118.46
Annual average        7.12         5.42           7.16         8.10
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Annual average
Life of fund
(since 10/26/89)      7.55         6.22           7.05         7.50
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  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 11/30/04, there were 65, 51, and 46 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/04
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Distributions from common shares
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Number                                            12
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Income 1                                          $0.7152
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Capital gains 1                                   --
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Total                                             $0.7152
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Distributions from                                Series A
preferred shares                                  (1,400 shares)
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Income 1                                          $1,204.47
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Capital gains 1                                   --
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Total                                             $1,204.47
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Share value (common shares):                      NAV              Market price
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11/30/03                                          $10.71           $10.74
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11/30/04                                           10.73             9.67
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Current return (common shares, end of period)
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Current dividend rate 2                            6.33%            7.02%
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Taxable equivalent 3                               9.74            10.80
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1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.

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TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
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                                    NAV           Market price
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1 year                               8.13%        -5.19%
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5 years                             49.22         24.07
Annual average                       8.33          4.41
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10 years                            97.71         67.02
Annual average                       7.05          5.26
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Annual average
Life of fund
(since 10/26/89)                     7.65          6.13
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Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund's portfolio, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
January 10, 2005


The fund's portfolio
November 30, 2004

Key to Abbreviations
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AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (0.8%)
-------------------------------------------------------------------------------
      $500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB               $518,510
     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,238,192
     1,000,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,041,490
                                                                 --------------
                                                                      2,798,192

Arkansas (2.5%)
-------------------------------------------------------------------------------
     3,080,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,121,549
     3,000,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             3,307,410
     1,000,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA, 3.95s, 4/1/19                    Aaa                991,310
     1,900,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7s, 2/1/10                BB/P             1,931,198
                                                                 --------------
                                                                      9,351,467

California (9.0%)
-------------------------------------------------------------------------------
     1,600,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               IFB, MBIA, 11.27s, 12/28/18           Aaa              1,995,888
       800,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               Rev. Bonds, MBIA, 6.31s, 12/28/18     Aaa                898,464
     2,500,000 CA Hlth. Fac. Auth. Rev. Bonds
               (Sutter Hlth.), Ser. A, MBIA,
               5 3/8s, 8/15/30                       Aaa              2,601,775
               CA State G.O. Bonds
       500,000 5 1/8s, 4/1/23                        A                  521,625
       750,000 5.1s, 2/1/34                          A                  758,063
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,500,000 6s, 5/1/15                            A2               1,712,265
    13,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             14,747,980
     1,500,000 5 1/2s, 5/1/11                        A2               1,673,640
     1,000,000 CA State Econ. Recvy. G.O. Bonds,
               Ser. A,  5s, 7/1/16                   Aa3              1,061,460
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,701,508
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              1,038,857
               Golden State Tobacco Securitization
               Corp. Rev.Bonds
     1,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         BBB                975,340
     1,500,000 Ser. B, 5 5/8s, 6/1/38                A-               1,574,820
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 02-1
               Ladera Ranch), Ser. A,
               5.55s, 8/15/33                        BB+/P              453,830
     1,400,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           1,433,012
                                                                 --------------
                                                                     33,148,527

Colorado (2.4%)
-------------------------------------------------------------------------------
     2,500,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hlth. Fac.-Evangelical Lutheran),
               3.35s, 10/1/06                        A3               2,524,275
               CO Springs, Hosp. Rev. Bonds
     1,515,000 6 3/8s, 12/15/30                      A3               1,655,880
     1,485,000 6 3/8s, 12/15/30 (prerefunded)        A3               1,757,661
               CO State Hsg. Fin. Auth. Rev. Bonds
               (Single Fam.)
       190,000 Ser. B-2, 7s, 5/1/26                  Aa2                196,126
       100,000 Ser. B-3, 6.8s, 11/1/28               Aa2                100,622
     2,500,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              2,640,100
                                                                 --------------
                                                                      8,874,664

Delaware (0.4%)
-------------------------------------------------------------------------------
               GMAC Muni. Mtge. Trust 144A sub.
               notes
       500,000 Ser. A1-3, 5.3s, 10/31/39             A3                 493,890
     1,000,000 Ser. A1-2, 4.9s, 10/31/39             A3                 990,680
                                                                 --------------
                                                                      1,484,570

District of Columbia (1.1%)
-------------------------------------------------------------------------------
     4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s,
               6/1/26                                Aaa              4,168,440

Florida (2.0%)
-------------------------------------------------------------------------------
     1,500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              1,841,805
     2,395,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               2,395,431
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               969,630
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               5 3/8s, 11/15/28                      BB               1,800,040
       375,000 Okeechobee Cnty., Solid Waste
               Rev. Bonds (Waste Management/
               Landfill), Ser. A, 4.2s, 7/1/39       BBB                378,724
                                                                 --------------
                                                                      7,385,630

Georgia (3.7%)
-------------------------------------------------------------------------------
     1,500,000 Atlanta, Arpt. Rev. Bonds, Ser. B,
               FGIC,  5 5/8s, 1/1/30                 Aaa              1,563,465
     1,045,000 Atlanta, Waste Wtr. Rev. Bonds,
               Ser. A, FGIC,  5s, 11/1/38            Aaa              1,155,885
     2,300,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               2,419,347
     5,215,000 Cobb Cnty., Dev. Auth. U. Fac.
               Rev. Bonds (Kennesaw State U. Hsg.),
               Ser. A, MBIA,  5s, 7/15/29            Aaa              5,290,305
       300,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               10 5/8s, 8/1/10                       Aaa                301,893
     1,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            Aaa              1,617,900
     1,315,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visy Paper,
               Inc.), 7.4s, 1/1/16                   B+/P             1,354,792
                                                                 --------------
                                                                     13,703,587

Illinois (5.5%)
-------------------------------------------------------------------------------
     4,270,000 Chicago, G.O. Bonds, Ser. A, FSA,
               5s, 1/1/27                            Aaa              4,347,799
     2,500,000 Chicago, Board of Ed. G.O. Bonds
               (School Reform), Ser. A, AMBAC,
               5 1/4s, 12/1/27                       Aaa              2,564,100
     1,580,000 Cook Cnty., Cmnty. G.O. Bonds (Cons.
               School Dist. No. 64 Pk. Ridge), FSA,
               5 1/2s, 12/1/16                       Aaa              1,808,910
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  A-               1,718,080
     2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                2,595,550
     1,945,000 IL U. Rev. Bonds (Auxiliary Fac.
               Syst.), Ser. A, AMBAC, 5 1/4s,
               4/1/19                                Aaa              2,176,455
     5,000,000 Schaumburg, G.O. Bonds, Ser. B,
               FGIC, 5s, 12/1/27                     Aaa              5,098,550
                                                                 --------------
                                                                     20,309,444

Indiana (1.0%)
-------------------------------------------------------------------------------
     2,600,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             2,649,790
     1,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             1,038,010
                                                                 --------------
                                                                      3,687,800

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,715,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,076,591

Kansas (0.6%)
-------------------------------------------------------------------------------
     2,145,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 1.67, 9/1/32    A-1+             2,145,000

Louisiana (0.8%)
-------------------------------------------------------------------------------
     1,500,000 Ernest N. Morial-New Orleans,
               Exhibit Hall Auth. Special Tax
               Bonds, Ser. A, AMBAC, 5 1/4s,
               7/15/21                               Aaa              1,610,565
     1,140,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              918,430
       300,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.),
               Ser. A, 5s, 2/1/25                    A                  295,485
                                                                 --------------
                                                                      2,824,480

Maine (0.4%)
-------------------------------------------------------------------------------
     1,425,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              1,495,153

Maryland (0.1%)
-------------------------------------------------------------------------------
       500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa2               542,510

Massachusetts (7.9%)
-------------------------------------------------------------------------------
    10,330,000 MA State G.O. Bonds, Ser. A, MBIA,
               5 3/8s, 8/1/08                        AAA             11,316,928
     2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 3/8s, 8/1/17                        A1               3,107,698
     8,400,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.17s, 6/23/22                Aaa             10,247,580
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             1,142,750
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               783,330
     2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa              2,567,175
                                                                 --------------
                                                                     29,165,461

Michigan (3.1%)
-------------------------------------------------------------------------------
     4,400,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.68s, 7/1/33                    VMIG1            4,400,000
     1,400,000 Dickinson Cnty., Econ. Dev. Corp.
               Poll. Control Rev. Bonds (Intl.
               Paper Co.), Ser. A,  4.8s, 11/1/18    Baa2             1,390,116
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               301,380
               MI State Hosp. Fin. Auth. Rev. Bonds
     1,000,000 (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,031,940
     1,250,000 (Holland Cmnty. Hosp.), Ser. A,
               FGIC,  5 3/4s, 1/1/21                 A2               1,331,763
     1,650,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A3               1,694,468
     1,210,000 Saginaw Cnty., G.O. Bonds
               (Healthsource Saginaw, Inc.), MBIA,
               5s, 5/1/26                            Aaa              1,245,598
                                                                 --------------
                                                                     11,395,265

Minnesota (0.5%)
-------------------------------------------------------------------------------
     1,705,000 Minneapolis, Cmnty. Dev. Agcy.
               Supported Dev. Rev. Bonds, Ser. G-3,
               5.45s, 12/1/31                        A-               1,758,946

Mississippi (1.3%)
-------------------------------------------------------------------------------
       525,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B, 6.7s,
               4/1/22                                Baa2               612,848
     2,750,000 MS Bus. Fin. Corp. Poll. Control
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 BBB              2,764,850
     1,385,000 MS Dev. Bk. Special Obligation
               Rev. Bonds (Jackson MS Project),
               FSA, 5 1/4s, 3/1/21                   Aaa              1,535,868
                                                                 --------------
                                                                      4,913,566

Missouri (3.5%)
-------------------------------------------------------------------------------
     1,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,323,863
     1,455,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              1,580,028
     1,000,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,019,790
     8,810,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds, FSA, 7.1s, 1/1/30   Aaa              8,999,591
                                                                 --------------
                                                                     12,923,272

Montana (0.3%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,252,397

Nevada (1.8%)
-------------------------------------------------------------------------------
     5,105,000 Clark Cnty., Arpt. Rev. Bonds,
               Ser. A-2, FGIC, 5 1/8s, 7/1/26        Aaa              5,278,570
     1,205,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4 3/4s,
               3/1/10                                BB-/P            1,220,038
                                                                 --------------
                                                                      6,498,608

New Hampshire (0.3%)
-------------------------------------------------------------------------------
       950,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               949,972

New Jersey (3.9%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       650,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P              682,331
     1,750,000 (Cigarette Tax), 5 3/4s, 6/15/29      Baa2             1,781,168
     5,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              5,118,300
     3,100,000 NJ State G.O. Bonds, Ser. F, MBIA,
               5 1/2s, 8/1/11                        AAA              3,502,721
               NJ State Edl. Fac. Auth. Rev. Bonds
       750,000 (Fairleigh Dickinson), Ser. C, 6s,
               7/1/20                                BBB-/F             805,313
     1,000,000 (Drew U.), Ser. C, FGIC, 5 1/4s,
               7/1/18                                Aaa              1,125,470
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
       500,000 6 3/4s, 6/1/39                        BBB                498,005
     1,000,000 (Asset Backed Bonds), 6s, 6/1/37      BBB                909,010
                                                                 --------------
                                                                     14,422,318

New Mexico (2.3%)
-------------------------------------------------------------------------------
               Farmington, Poll. Control VRDN
    $7,450,000 (AZ Pub. Svc. Co.), Ser. A, 1.69s,
               5/1/24                                VMIG1           $7,450,000
     1,000,000 (AZ Pub. Svc. Co.), Ser. B, 1.68s,
               9/1/24                                VMIG1            1,000,000
                                                                 --------------
                                                                      8,450,000

New York (9.4%)
-------------------------------------------------------------------------------
     1,800,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A-               1,968,606
     7,780,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2               8,492,026
               NY City, Indl. Dev. Agcy. Rev. Bonds
     1,000,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B-/P             1,051,180
     2,000,000 (Brooklyn Navy Yard Cogen.
               Partners), Ser. G, 5 3/4s, 10/1/36    BBB-             1,845,600
       750,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+                576,743
     4,100,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. C, 5 3/4s,
               6/15/26                               AA+              4,441,448
     4,000,000 NY State Env. Fac. Corp. Rev. Bonds,
               5s, 6/15/32                           Aaa              4,061,000
    10,500,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa             11,377,800
       650,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P               687,765
                                                                 --------------
                                                                     34,502,168

North Carolina (1.9%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,000,000 Ser. D, 6 3/4s, 1/1/26                Baa2             1,105,220
     2,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             2,085,140
     3,500,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             3,935,575
                                                                 --------------
                                                                      7,125,935

Ohio (2.0%)
-------------------------------------------------------------------------------
     1,000,000 Brookville, Local School Dist. G.O.
               Bonds, FSA, 5s, 12/1/31               Aaa              1,012,280
     2,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             2,079,440
     1,500,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp.), 6.3s,
               12/1/32                               Baa2             1,563,720
     2,500,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,570,425
                                                                 --------------
                                                                      7,225,865

Oklahoma (0.3%)
-------------------------------------------------------------------------------
     1,050,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              1,179,560

Oregon (0.3%)
-------------------------------------------------------------------------------
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,071,470

Pennsylvania (4.0%)
-------------------------------------------------------------------------------
     1,110,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,197,923
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,520,715
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,005,600
     1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
               (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3               1,034,180
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P             775,140
       750,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-               758,100
     1,045,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.),  5s, 12/1/08       A                1,117,429
     5,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. D, FGIC, 5s, 6/1/27       Aaa              5,121,500
     2,200,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,263,096
                                                                 --------------
                                                                     14,793,683

Puerto Rico (1.6%)
-------------------------------------------------------------------------------
     5,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                5,804,550

South Carolina (1.8%)
-------------------------------------------------------------------------------
     2,515,000 Florence Cnty., Hosp. Rev. Bonds
               (McLeod Regl. Med. Ctr.), Ser. A,
               FSA, 5 1/4s, 11/1/23                  Aaa              2,689,290
       500,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 3/4s,
               11/1/28                               A2                 523,745
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,064,560
       600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2               734,826
     1,750,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28   BBB              1,691,148
                                                                 --------------
                                                                      6,703,569

South Dakota (0.5%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,935,440

Tennessee (6.1%)
-------------------------------------------------------------------------------
               Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (First Mtg. -
               Mountain States Hlth.)
     7,000,000 Ser. A, MBIA, 6s, 7/1/21              Aaa              7,835,240
     3,000,000 Ser. A, 7 1/2s, 7/1/25                BBB+             3,519,540
    10,900,000 SCA- Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Steeplechase
               Falls), Ser. A-10, FSA, 7 1/8s,
               1/1/30                                Aaa             11,134,452
                                                                 --------------
                                                                     22,489,232

Texas (5.9%)
-------------------------------------------------------------------------------
     2,500,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             2,616,650
     4,525,000 Columbus, Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/8s, 8/15/29          Aaa              4,648,261
       500,000 Comal Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial), Ser. A, 6 1/4s,
               2/1/32                                Baa2               508,245
     2,905,000 Conroe, Indpt. School Dist. G.O.
               Bonds (School House), PSFG, 5s,
               2/15/26                               Aaa              2,958,423
     1,135,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2               705,073
       750,000 Gateway, Pub. Fac. Corp. Rev. Bonds
               (Stonegate Villas Apt.), FNMA Coll.,
               4.55s, 7/1/34                         Aaa                769,905
     1,250,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             1,305,788
     1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               1,640,625
     1,500,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,223,115
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds,  6s, 10/1/21              Baa2             1,600,065
     1,360,000 Socorro, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 8/15/29             A                1,378,686
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
       600,000 6s, 7/1/25                            Baa2               594,372
     1,700,000 6s, 7/1/19                            Baa2             1,719,210
                                                                 --------------
                                                                     21,668,418

Utah (4.6%)
-------------------------------------------------------------------------------
     1,000,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7.45s, 7/1/17                         BB-/P            1,028,830
     1,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             1,026,020
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1               732,355
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     4,720,000 6.15s, 7/1/14                         Aaa              5,080,183
     8,280,000 6.15s, 7/1/14 (prerefunded)           Aaa              8,961,941
                                                                 --------------
                                                                     16,829,329

Vermont (0.3%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,041,120

Virginia (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               2,021,140

Washington (0.7%)
-------------------------------------------------------------------------------
     2,420,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB              2,417,217

West Virginia (2.1%)
-------------------------------------------------------------------------------
     7,500,000 Econ. Dev. Auth. Lease Rev. Bonds
               (Correctional Juvenile Safety),
               Ser. A, MBIA, 5s, 6/1/29              Aaa              7,613,250

Wisconsin (2.1%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,800,000 7s, 6/1/28                            BBB              1,819,800
     3,500,000 6 3/8s, 6/1/32                        BBB              3,332,700
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               2,604,175
                                                                 --------------
                                                                      7,756,675
-------------------------------------------------------------------------------
               Total Investments
               (cost $353,556,707)                                 $367,904,481
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at November 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2004. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at November 30, 2004.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2004.

      The fund had the following industry group concentrations greater than 10% at November 30, 2004 (as a percentage of market value):

      Health care             22.2%
      Utilities and power     22.0

      The fund had the following insurance concentrations greater than 10% at November 30, 2004 (as a percentage of market value):

      MBIA                    20.6%
      FSA                     11.5
      AMBAC                   10.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $353,556,707)              $367,904,481
-------------------------------------------------------------------------------
Cash                                                                  604,611
-------------------------------------------------------------------------------
Interest and other receivables                                      6,339,211
-------------------------------------------------------------------------------
Receivable for securities sold                                        100,607
-------------------------------------------------------------------------------
Total assets                                                      374,948,910

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,213,362
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 26,080
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,967,309
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          601,620
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             44,685
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 35,610
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,524
-------------------------------------------------------------------------------
Other accrued expenses                                                120,341
-------------------------------------------------------------------------------
Total liabilities                                                   5,010,531
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)        140,000,000
-------------------------------------------------------------------------------
Net assets                                                       $229,938,379

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $237,411,614
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           96,293
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (21,917,302)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         14,347,774
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $229,938,379

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($229,938,379 divided by
21,438,811 shares)                                                     $10.73
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2004

Interest income:                                                  $19,478,991
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,404,948
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      117,967
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               126,887
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,104
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,853
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                356,326
-------------------------------------------------------------------------------
Other                                                                 176,406
-------------------------------------------------------------------------------
Total expenses                                                      3,206,491
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (8,742)
-------------------------------------------------------------------------------
Net expenses                                                        3,197,749
-------------------------------------------------------------------------------
Net investment income                                              16,281,242
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    1,613,430
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year           (563,619)
-------------------------------------------------------------------------------
Net gain on investments                                             1,049,811
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $17,331,053
-------------------------------------------------------------------------------

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,686,256)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $15,644,797
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended November 30
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $16,281,242      $17,938,467
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            1,613,430      (12,673,654)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                      (563,619)      20,337,621
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        17,331,053       25,602,434

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,686,256)      (1,494,296)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     15,644,797       24,108,138
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (15,326,794)     (17,791,911)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                        479,878        1,392,553
-------------------------------------------------------------------------------
Total increase in net assets                         797,881        7,708,780

Net assets
-------------------------------------------------------------------------------
Beginning of year                                229,140,498      221,431,718
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $96,293 and $711,448,
respectively)                                   $229,938,379     $229,140,498
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
year                                              21,394,578       21,262,820
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                         44,233          131,758
-------------------------------------------------------------------------------
Common shares outstanding at end of year          21,438,811       21,394,578
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                              1,400            1,400
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)


Per-share                                                                     Year ended November 30
operating performance                                  2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                      $10.71          $10.41          $10.96          $10.88          $10.71
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                               .76             .84             .95            1.01            1.03
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              .06             .36            (.60)           (.02)            .26
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .82            1.20             .35             .99            1.29
----------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                             (.08)           (.07)           (.10)           (.20)           (.28)
----------------------------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                                    .74            1.13             .25             .79            1.01
----------------------------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                             (.72)           (.83)           (.80)           (.71)           (.84)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.72)           (.83)           (.80)           (.71)           (.84)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                      $10.73          $10.71          $10.41          $10.96          $10.88
----------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                                       $9.67          $10.74          $10.75          $10.67           $9.81
----------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                                (3.46)           8.07            8.58           15.96          (11.14)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares (in thousands)                       $229,938        $229,140        $221,432        $231,983        $229,854
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                           1.39            1.42            1.46            1.49            1.47
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                           6.34            7.26            7.99            7.19            7.10
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                29.59           32.72           19.25           23.05           24.90
----------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2004, the fund had a capital loss carryover of $19,431,165 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------------
      $612,177      November 30, 2005
     1,661,946      November 30, 2006
     2,968,039      November 30, 2007
       535,007      November 30, 2009
     1,282,640      November 30, 2010
    12,371,356      November 30, 2011

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on November 30, 2004 was 1.70%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of the expiration of a capital loss carryover, dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2004, the fund reclassified $116,653 to decrease distributions in excess of net investment income and $855,275 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $738,622.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $16,331,495
Unrealized depreciation             (1,983,721)
                                  ------------
Net unrealized appreciation         14,347,774
Undistributed tax-exempt
income                               1,121,859
Undistributed ordinary income          164,237
Capital loss carryforward          (19,431,165)
Cost for federal income
tax purposes                      $353,556,707

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets of the fund.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended November 30, 2004, the fund paid PFTC $244,854 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2004, the fund's expenses were reduced by $8,742 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $710, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the year ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $104,673,429 and $104,969,985, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 2004, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


--------------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common Shares

                                                        Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson A. Baxter                    18,111,991         487,219
Charles B. Curtis                    18,111,991         487,219
Myra R. Drucker                      18,095,503         503,707
Charles E. Haldeman, Jr.             18,096,563         502,647
Ronald J. Jackson                    18,108,193         491,017
Paul L. Joskow                       18,110,817         488,393
Elizabeth T. Kennan                  18,108,193         491,017
John H. Mullin, III                  18,118,183         481,027
George Putnam, III                   18,108,497         490,713
A.J.C. Smith                         18,099,156         500,054
W. Thomas Stephens                   18,085,389         513,821
Richard B. Worley                    18,102,733         496,477


                                          Preferred Shares

                                                        Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson A. Baxter                    1,346              46
Charles B. Curtis                    1,346              46
Myra R. Drucker                      1,346              46
Charles E. Haldeman, Jr.             1,346              46
Ronald J. Jackson                    1,346              46
Paul L. Joskow                       1,346              46
Elizabeth T. Kennan                  1,346              46
John H. Mullin, III                  1,346              46
George Putnam, III                   1,346              46
A.J.C. Smith                         1,346              46
W. Thomas Stephens                   1,346              46
Richard B. Worley                    1,346              46
John A. Hill                         1,346              46
Robert E. Patterson                  1,346              46

All tabulations are rounded to nearest whole number.

Compliance certifications
(Unaudited)

On November 11, 2004, your fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  During  2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information
About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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216550  1/05


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
November 30, 2004   $34,850     $20,200         $4,150    $40
November 30, 2003   $29,300     $18,233         $3,600    $--

For the fiscal years ended November 30, 2004 and November 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $24,390 and $21,833, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
November 30, 2004   $--             $--   $--         $--
November 30, 2003   $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004

Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005